- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                              ____________________

                                   FORM 8-K/A

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 _______________


                Date of Report (Date of earliest event reported):

                                 MARCH 21, 1996

                                 _______________

                   CHARTER COMMUNICATIONS INTERNATIONAL, INC.
           (Formerly Maui Capital Corporation, a Colorado corporation)
                                 _______________

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)



               33-25129-LA                             84-1097751
         (Commission File No. )                     (I.R.S. Employer
                                                   Identification No.)
            17100 WESTHEIMER
                SUITE 100
             HOUSTON, TEXAS                               77058
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code:  (713) 486-8337


                    _________________________________________
                 (Former address, if changed since last report)


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       INFORMATION INCLUDED IN THIS REPORT

This Amendment No. 1 on Form 8-K/A amends the Registrant's Form 8-K dated March 21, 1996, to include the financial information required pursuant to Item 7 of Form 8-K in accordance with 310(a) of Regulation S-B.

                           PHOENIX DATA SYSTEMS, INC.
                       INFORMATION INCLUDED IN THIS REPORT


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENT OF BUSINESSES ACQUIRED

          Financial statements of Phoenix Data Systems, Inc. (Systems), including (i) Report of Independent Accountants, (ii) Balance Sheet at December 31, 1995, (iii) Statement of Operations for the years ended December 31, 1995 and 1994, (iv) Statements of Shareholders' Equity for the years ended December 31, 1995 and 1994, (v) Statements of Cash Flows for the years ended December 31, 1995 and 1994, and (vi) Notes to Financial Statements.

     (b)  PRO FORMA FINANCIAL INFORMATION:

          On March 21, 1996 Maui Capital Corporation (Maui) and Systems entered into an agreement to exchange all of the 500,000 issued and outstanding shares of Systems for 1,000,000 common shares of Maui and merge Systems with a subsidiary of Maui. This transaction was consummated on March 25, 1996. On April 9, 1996 Maui reincorporated in Nevada and changed its name to Charter Communications International, Inc. (Charter).

          The following Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1995 and the three months ended March 31, 1996 give effect to the merger of Systems and Charter on March 25, 1996 in a transaction to be accounted for as a purchase. The Unaudited Pro Forma Combined Statements of Operations are based on the individual historical statements of operations of Charter and Systems, and combines the results of operations of Charter, Systems and Phoenix DataNet, Inc. (DataNet), a subsidiary of Systems, for the year ended December 31, 1995 as if the transaction occurred on January 1, 1995; and the three months ended March 31, 1996 as if the transaction occurred on January 1, 1996.


          Charter filed a 10-Q for the three months ended March 31, 1996 and included in that document is an unaudited balance sheet including the affects of the transaction. Accordingly, no unaudited pro forma balance sheet is included herein. In addition, Charter filed an 8-K/A reporting the acquisition of DataNet as of January 8, 1996.

          The pro forma results are not necessarily indicative of the actual results that would have occurred if the merger had been made at the beginning of the period presented. In addition, they are not intended to be a forecast of future results, and do not reflect any synergy's that might be achieved from the combined operations.

     (c)  EXHIBITS

          Previously filed

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 4, 1996

                              MAUI CAPITAL CORPORATION


                              By:          /s/  Roan L. Scraper
                                  ----------------------------------------------
                              Title:             President
                                     -------------------------------------------

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Phoenix Data Systems, Inc.:


We have audited the accompanying balance sheet of Phoenix Data Systems, Inc. (the Company) as of December 31, 1995 and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1995 and 1994. These parent company only - special purpose financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in note 2, the accompanying parent company only - special purpose financial statements present only the financial condition, results of operations, and cash flows of Phoenix Data Systems, Inc. parent company only. We have not separately reported on the consolidated financial statements of Phoenix Data Systems, Inc.

In our opinion, the parent company only - special purpose financial statements referred to above present fairly, in all material respects, the financial position of Phoenix Data Systems, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles.





Houston, Texas
May 29, 1996

                           PHOENIX DATA SYSTEMS, INC.
                      PARENT COMPANY ONLY - SPECIAL PURPOSE

                                  BALANCE SHEET

                                December 31, 1995


                                       Assets
                                       ------
Current assets:
  Cash                                                     $   171,184
  Accounts receivable trade, net of allowance
    for doubtful accounts of $30,531                           633,143
  Receivables from employees and shareholders                   67,270
  Receivable from subsidiary                                   454,247
  Supplies inventory                                           265,712
                                                           -------------
               Total current assets                          1,591,556

  Property and equipment (note 3)                              327,890
  Accumulated depreciation and amortization                   (116,335)
                                                           -------------
              Net property and equipment                       211,555

Other assets, net                                               17,652
                                                           -------------
                                                           $ 1,820,763
                                                           -------------
                                                           -------------

                     Liabilities and Stockholders' Equity
                     ------------------------------------
Current liabilities:
  Trade accounts payable                                     1,140,939
  Accrued expenses and other liabilities                        97,680
  Short-term note payable (note 8)                             140,000
  Note payable in default (note 8)                             397,945
  Notes payable, current portion                                27,832
                                                           -------------
               Total current liabilities                     1,804,396

Long-term notes payable (note 8)                                12,870
                                                           -------------
               Total liabilities                             1,817,266
                                                           -------------
Commitments and contingencies (notes 6 and 7)

Stockholders' equity:
  Common stock, no par value; 500,000 shares authorized,
    496,000 issued and outstanding                               1,000
  Additional paid-in capital                                    19,704
  Accumulated deficit                                          (17,207)
                                                           -------------
                                                                 3,497
                                                           -------------
              Total liabilities and stockholders' equity   $ 1,820,763
                                                           -------------
                                                           -------------


See accompanying notes to financial statements.

                           PHOENIX DATA SYSTEMS, INC.
                     PARENT COMPANY ONLY - SPECIAL PURPOSE

                            STATEMENTS OF OPERATIONS

                 For the years ended December 31, 1995 and 1994


                                                      1995             1994
                                                      ----             ----
Revenues:
  Sales                                          $  5,033,098        7,490,121
  Interest income                                       1,979            1,915
                                                 -------------     -------------
          Total revenues                            5,035,077        7,492,036
                                                 -------------     -------------
Costs and expenses:
  Cost of sales                                     3,393,262        6,245,331
  Selling, general and administrative               1,460,483        1,328,369
  Depreciation and amortization                        32,774           16,298
  Interest expense                                     41,866           14,566
                                                 -------------     -------------
          Total costs and expenses                  4,928,385        7,604,564
                                                 -------------     -------------
          Income (loss) before income taxes           106,692         (112,528)

Federal income tax provision (benefit) (note 4)        26,420          (34,753)
                                                 -------------     -------------
          Net income (loss)                       $    80,272          (77,775)
                                                 -------------     -------------
                                                 -------------     -------------


See accompanying notes to financial statements.

                           PHOENIX DATA SYSTEMS, INC.
                     PARENT COMPANY ONLY - SPECIAL PURPOSE

                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                 For the years ended December 31, 1995 and 1994


                                      Common stock            Additional
             Total
                                      ------------             paid-in
Accumulated   stockholder's
                                  Shares         Amount        capital
deficit        equity
                                  ------         ------        -------
- -------        ------
Balance at December 31, 1993     492,000       $  1,000         15,704
(19,704)        (3,000)

Net loss for year ended
  December 31, 1994                   --             --             --
(77,775)       (77,775)
                                ---------      ---------      ---------
- ---------      ---------
Balance at December 31, 1994     492,000          1,000         15,704
(97,479)       (80,775)

Issuance of common stock           4,000             --          4,000
 --          4,000

Net income for  year ended
  December 31, 1995                   --             --             --
80,272         80,272
                                ---------      ---------      ---------
- ---------      ---------
Balance at December 31, 1995     496,000       $  1,000         19,704
(17,207)         3,497
                                ---------      ---------      ---------
- ---------      ---------
                                ---------      ---------      ---------
- ---------      ---------

See accompanying notes to financial statements.

                           PHOENIX DATA SYSTEMS, INC.
                     PARENT COMPANY ONLY - SPECIAL PURPOSE

                            STATEMENTS OF CASH FLOWS

                 For the years ended December 31, 1995 and 1994

                                                             1995        1994
                                                             ----        ----
Cash flows from operating activities:
  Net income (loss)                                      $   80,272     (77,775)
  Adjustments to reconcile net income to
    net cash used in operating activities:
      Depreciation and amortization                          32,774      16,298
      Increase (decrease) in operating
        assets and liabilities:
          Accounts receivable trade                          43,513    (324,880)
          Receivables for employees and shareholders         (1,465)    (44,036)
          Receivable from subsidiary                       (454,247)         --
          Supplies inventory                                161,043    (230,861)
          Other assets                                       12,360      17,677
          Trade accounts payable                           (289,049)    747,521
          Accrued expenses and other liabilities             26,773      50,018
                                                         -----------  ----------
                Net cash provided by (used in)
                 operating activities                      (388,026)    153,962
                                                         -----------  ----------
Cash flows from investing activities - purchase of
  property and equipment                                    (90,326)   (133,784)
                                                         -----------  ----------
Cash flows from investing and financing activities:
  Advances on notes payable                                 681,502      62,993
  Payments on notes payable                                (155,156)    (87,477)
  Issuance of common shares                                   4,000          --
                                                         -----------  ----------
                 Net cash  provided by (used in)            530,346     (24,484)
                   investing and financing activities

Net increase (decrease) in cash                              51,994      (4,306)

Cash at beginning of year                                   119,190     123,496
                                                         -----------  ----------
Cash at end of year                                      $  171,184     119,190
                                                         -----------  ----------
                                                         -----------  ----------

Supplemental disclosure of cash flow information:
  Interest paid                                              34,866      14,566
  Income taxes paid                                      $    8,329          --
                                                         -----------  ----------
                                                         -----------  ----------


See accompanying notes to financial statements.

                           PHOENIX DATA SYSTEMS, INC.
                     PARENT COMPANY ONLY - SPECIAL PURPOSE

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1995


(1)  ORGANIZATION AND DESCRIPTION OF BUSINESS

     Phoenix Data Systems, Inc., (the Company) is a Texas corporation incorporated in 1991 with a fiscal year end of July 31. The shareholders entered into an agreement on March 21, 1996 to exchange all of the authorized, issued, and outstanding shares of common stock of the Company for common stock of Maui Capital Corporation (Maui) and to merge the Company with a subsidiary of Maui, with the Company as the surviving corporation which thereby became a wholly owned subsidiary of Maui. In April 1996 Maui reincorporated in Nevada and simultaneously changed its name to Charter Communications International, Inc. (Charter).

     The Company engages in the business of providing computer inter-networking products and services to businesses and individuals.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     These parent company only - special purpose financial statements present only the financial condition, results of operations, and cash flows of Phoenix Data Systems, Inc. which was acquired by Maui (now Charter) in a transaction consummated on March 25, 1996. As the financial statements are a reflection of the business acquired in that specific transaction, they do not include the financial activity of Phoenix DataNet, Inc. formerly a majority owned subsidiary of the Company, which was acquired by Maui (now Charter).

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Management believes that the estimates are reasonable.

     REVENUE RECOGNITION

     Service revenues are recognized when services are provided. Sales of hardware are recognized when installation has occurred and no further performance obligations remain. Sales of pre-packaged software are recognized upon delivery of the product. Service contract revenue is recognized over the contract term.

     SUPPLIES INVENTORY

     Supplies inventory consists of modems and routers as well as pre-packaged software. All inventory is recorded as finished goods and is available for sale. Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out method.

                                                                     (Continued)

                           PHOENIX DATA SYSTEMS, INC.
                       PARENT COMPANY ONLY-SPECIAL PURPOSE

                          NOTES TO FINANCIAL STATEMENTS


     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Major renewals and improvements are capitalized; minor replacements, maintenance and repairs are charged to current operations. Depreciation is computed by applying the straight-line method over the estimated useful lives of the related assets, which are 7 years for furniture and fixtures and 5 years for automobiles and equipment. Leasehold improvements are amortized over the useful life or remaining lease term, whichever is less.

     INCOME TAXES

     Income taxes are calculated using the asset and liability method required by Statement of Financial Accounting Standards (SFAS) No. 109. Deferred income taxes are recognized for the tax consequences resulting from "temporary differences" by applying enacted statutory tax rates applicable to future years. These "temporary differences" are associated with differences between the financial statement amounts and the tax bases of existing assets and liabilities. Under SFAS No. 109, a statutory change in tax rates will be recognized immediately in deferred taxes.

     FINANCIAL INSTRUMENTS

     The fair value of cash, accounts receivable, accounts payable, and other liabilities reflected in the December 31, 1995 balance sheet approximate carrying value at that date.

     CONCENTRATIONS OF CREDIT RISK

          REVENUE SOURCE - The Company's primary revenue source is derived from customizing, installing and servicing computer network products designed for Internet use. Fluctuations in trends and tendencies in this new and emerging market will necessarily affect future revenues.

          ACCOUNTS RECEIVABLE - The Company extends credit to its customers in the regular course of business. The customers are concentrated primarily in the southwest United States.

(3)  PROPERTY AND EQUIPMENT

     As of December 31, 1995, the Company's property and equipment consist of:

          Leasehold improvements                            $  104,660
          Furniture and fixtures                                20,179
          Machines and equipment                                69,939
          Automobiles                                           51,463
          Office equipment                                      81,649
                                                            ------------
                                                               327,890
          Less accumulated depreciation and amortization      (116,335)
                                                            ------------
                                                            $  211,555
                                                            ------------
                                                            ------------

                                                                     (Continued)

                           PHOENIX DATA SYSTEMS, INC.
                     PARENT COMPANY ONLY - SPECIAL PURPOSE

                          NOTES TO FINANCIAL STATEMENTS

     (4)  FEDERAL INCOME TAXES

     The Company is included in the filing of a consolidated federal income tax return with Phoenix DataNet, Inc. (a majority-owned subsidiary acquired by Maui (now Charter) in January, 1996)on a fiscal year end of July 31. The differences between income taxes computed at the Federal statutory rate of 34% and the amount of income taxes provided for financial reporting purposes are due to graduated rates and nominal nondeductible expenses.

     There are no significant deferred tax assets or liabilities as of December 31, 1995. Net operating loss carryforwards of the Company of $29,730 are reduced by a valuation allowance until utilized in the consolidated income tax return.

(5)  RELATED PARTY TRANSACTION

     The Company has entered into a lease for office space with a company wholly owned by the President of the Company. The term of the lease is for five years and began on May 1, 1994, with monthly rent of $5,200. Additionally, the lease provides for rental escalation if the actual operating expenses in any lease year exceeds the base operating expense factor per square foot. Rent expense for this office space amounted to $62,400 for the year ended December 31, 1995.

(6)  OPERATING LEASE

     As of December 31, 1995, the Company is obligated under lease for office space through May 1999. Future minimum annual lease payments are as follows:

          Year ended
          December 31,                                   Amount
          ------------                                   ------
             1996                                      $ 62,400
             1997                                        62,400
             1998                                        62,400
             1999                                        20,800

     Lease expense relating to noncancelable operating leases amounted to $75,712 and $63,635 in 1995 and 1994.

(7)  CONTINGENT LIABILITIES

     The Company is a defendant in a legal action relating to its business and the alleged default of the Company on its note payable to a supplier. While the outcome of this matter cannot be predicted with certainty, in the opinion of management of the Company, based on advice from legal counsel, this action is expected to be resolved without significant adverse effect on the Company's financial position.

(8)  NOTES PAYABLE

     The Company has entered into five note payable agreements.

                                                                   (Continued)

                           PHOENIX DATA SYSTEMS, INC.
                     PARENT COMPANY ONLY - SPECIAL PURPOSE

                          NOTES TO FINANCIAL STATEMENTS


The first note payable is a revolving credit line agreement with a bank for an available principal sum of $150,000 and is due January 25, 1996 with interest only payments due monthly based on a bank's Prime Rate plus 3%.

The second note payable is with a bank for an original principal sum of $50,000 and is due June 29, 1996 with monthly principal and interest payments. Interest is variable and is based on the bank's Base Rate plus 2%.

The third note payable is with a bank for an original principal sum of $23,000 and is due December 19, 1998 with monthly principal and interest payments. Interest is stated at 12%.

The fourth note payable is with a bank for an original principal sum of $15,277 and is due June 30, 1997 with monthly principal and interest payments. Interest is stated at 7%.

The fifth note payable is with a supplier for an original principal sum of $541,502 and was originally due September 13, 1996 with monthly principal and interest payments. Interest is stated at 9%. The supplier has alleged that the Company defaulted on this note payable in September 1995 and the Company is in litigation with the supplier as previously discussed in note 7. Due to this alleged default and related litigation, the Company cannot make a reasonable determination of the fair value of this note.

All bank notes are secured by the Company's contract rights, inventory, accounts receivable, property and equipment, personal guaranty of the President of the Company, key-man life insurance assignment, corporate guarantee and real property of a related company wholly owned by the President of the Company.

At December 31, 1995, the Company's future aggregate amount of maturities, is as follows:

          Year ended
          December 31,                                       Amount
          ------------                                       ------
             1996                                           $ 425,777
             1997                                               6,408
             1998                                               6,822

(9)  SUBSEQUENT EVENTS

     The shareholders entered into an agreement on March 21, 1996 to exchange all of the authorized, issued and outstanding shares of common stock of the Company for 1,000,000 common shares of Charter and to merge the Company with a subsidiary of Maui (now Charter). This transaction was consummated on March 25, 1996.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995


                                                                    Historical                                    Pro Forma
                                             --------------------------------------------------------------------------------------
                                                 Charter
                                              Communications                            Phoenix
                                              International,          Phoenix        Data Systems,
                                                 Inc. (1)        DataNet, Inc.(2)       Inc. (3)          Adjustments    Combined
                                                 --------       -----------------       --------          -----------    --------
Revenues:
  Communications services                      $   112,819           441,175                  --              --          553,994
  Hardware and software                                 --           210,466           5,033,098              --        5,243,564
                                               ------------      ------------         ------------      ------------   ------------
               Total revenues                      112,819           651,641           5,033,098              --        5,797,558
                                               ------------      ------------         ------------      ------------   ------------
Cost and expenses:
  Communications services                           31,438           325,412                  --                          356,850
  Hardware and software costs                           --           143,034           3,393,262                        3,536,296
  Selling, general and administrative            1,361,204           321,813           1,460,483              --        3,143,500
  Bad debt expense                                   3,762            83,049                  --              --           86,811
  Depreciation and amortization                    146,681            55,475              32,774         396,981(5)       631,911
  Interest expense                                  98,394                --              41,866          54,024(6)       194,284
  Other, net                                        (4,736)               --              (1,979)             --           (6,715)
                                               ------------      ------------         ------------      ------------   ------------
               Total cost and expenses           1,636,743           928,783           4,926,406         451,005        7,942,937

               Income (loss) before income
                 taxes and minority
                 interest in consolidated
                 subsidiary                     (1,523,924)         (277,142)            106,692        (451,005)      (2,145,379)

Income tax provision (benefit)                          --                --              26,420              --           26,420
                                               ------------      ------------         ------------      ------------   ------------
               Net income (loss)               $(1,523,924)         (277,142)             80,272        (451,005)      (2,171,799)
                                                                 ------------         ------------      ------------
                                                                 ------------         ------------      ------------

Loss per common share                                (0.26)                                                                 (0.32)
                                               ------------                                                            ------------
                                               ------------                                                            ------------
Weighted average shares outstanding            $ 5,799,735                                                              6,799,735
                                               ------------                                                            ------------
                                               ------------                                                            ------------


See notes to Unaudited Pro Forma Financial Information.


              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                        Three months ended March 31, 1996

                                                              Historical                        Pro forma
                                           -------------------------------------------------------------------------
                                                     Charter
                                                  Communications        PhoenixData
                                             International, Inc. (1)   System,Inc. (4)  Adjustments      Combined
                                             -----------------------  ------------      -----------      --------
Revenues:
  Communications services                         $     57,843                --                            57,843
  Hardware and software                                 50,030         1,204,890                         1,254,920
  Internet connection services                         323,849                --                           323,849
  System services                                           --           161,001                           161,001
                                                  --------------    --------------     --------------  --------------
       Total revenues                                  431,722         1,365,891                         1,797,613
                                                  --------------    --------------     --------------  --------------
Cost and expenses:
  Communications services                              219,685           104,702                           324,387
  Hardware and software cost                            37,205         1,015,753                         1,052,958
  Selling, general and administrative                  757,735           272,264                         1,029,999
  Bad debt expense                                          --                --                                --
  Depreciation and amortization                         93,952            15,061        158,667  (5)       267,680
  Interest expense                                      44,518            (3,346)                           41,172
  Other, net                                              (938)           (2,271)                           (3,209)
                                                  --------------    --------------     --------------  --------------
       Total cost and expenses                       1,152,157         1,402,163        158,667          2,712,987
                                                  --------------    --------------     --------------  --------------

       Loss before income taxes
         and minority interest in
         consolidated subsidiary                      (720,435)          (36,272)      (158,667)          (915,374)

Income tax provision (benefit)                              --                --             --                 --

Minority interest in consolidated subsidiary            12,783                --        (12,783) (7)            --
                                                  --------------    --------------     --------------  --------------
       Net loss                                    $  (707,652)          (36,272)      (171,450)          (915,374)
                                                  --------------    --------------     --------------  --------------
                                                  --------------    --------------     --------------  --------------

Loss per common share                                     0.09                                                0.10
                                                  --------------                                       --------------
                                                  --------------                                       --------------

Weighted average shares outstanding                $ 8,282,932                                           9,140,075
                                                  --------------                                       --------------
                                                  --------------                                       --------------

See notes to Unaudited Pro Forma.

                           PHOENIX DATA SYSTEMS, INC.

                       INFORMATION INCLUDED IN THIS REPORT

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


The merger of a subsidiary of Maui (now Charter) and Systems was accounted for as a purchase. The purchase price paid for DataNet by Charter aggregated $525,000 and was paid using the proceeds received by Charter from the issuance of $425,000 of 12% senior subordinated notes and a $100,000 cash advance made to Systems in 1995.

     1. Column includes historical financial information for Charter (formerly Maui) and was obtained from unaudited financial data for March 31, 1996 and the audited financial statements for December 31, 1995.

     2. Column includes historical information for Data Net and was obtained from the entity's audited financial statements.

     3. Column includes historical financial information for Systems and was obtained from the entity's unaudited financial data.

     4. Column includes historical financial information for Systems and was obtained from the entity's unaudited financial data.

     5.   Adjustment to amortize goodwill acquired over five years.

     6. Adjustment to record interest expense on senior subordinated notes.

     7. Adjustment to eliminate minority interest in consolidated subsidiary, DataNet, as minority interest was acquired by Charter in conjunction with Systems acquisition.